                                                                  EXHIBIT 10.5

                            SHAREHOLDERS AGREEMENT


          THIS SHAREHOLDERS AGREEMENT, dated as of NOVEMBER 30, 1996, by and among Mastech Systems Corporation, a Pennsylvania corporation with its principal place of business at 1004 McKee Road, Oakdale, Pennsylvania, 15071 (hereinafter, "MSC"), Mastech Corporation, a Pennsylvania corporation also with its principal place of business located at 1004 McKee Road, Oakdale, Pennsylvania, 15071 (hereinafter "Mastech"), Sunil Wadhwani, an individual currently residing in Allegheny County, Pennsylvania ("Wadhwani") and Ashok K. Trivedi, an individual currently residing in Allegheny County, Pennsylvania ("Trivedi") (hereinafter, Wadhwani and Trivedi are referred to collectively as the "Shareholders" or individually as a "Shareholder"):

          WHEREAS, the parties desire to enter into this Agreement to, among other things, set forth the relative rights of the parties with respect to the transfer of certain of the shares of Mastech common stock, $.01 Par Value ("Mastech Common Stock") and MSC common stock, $.01 Par Value ("MSC Common Stock") held by the Shareholders, which shares are more fully described on
Exhibit I attached hereto; and

          WHEREAS, Mastech is contemplating an initial public offering of shares of Mastech Common Stock (the "IPO"); and

          WHEREAS, in connection with the IPO, MSC will be reorganized into an indirect wholly-owned subsidiary of Mastech; and

          WHEREAS, in connection with the reorganization of MSC, the Shareholders and their Permitted Transferees (as such term is defined below) will contribute all their MSC

Common Stock to mastech, which contribution shall be considered an additional capital contribution to Mastech by the Shareholders.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other valuable consideration received, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  Stock Transfer Restrictions.
    ----------------------------

          Each Shareholder hereby agrees that, except as provided in paragraph 2 below, such Shareholder may not sell, transfer or assign, voluntarily or involuntarily, or by any other means cause the beneficial or record ownership of MSC Common Stock or Mastech Common Stock to be transferred for a period of 24 months commencing on the date first written above (the "Restricted Period").

2.  Permitted Transfers.
    --------------------

          Notwithstanding the restrictions imposed under paragraph 1 above, the Shareholders or their Permitted Transferees may (i) in connection with the reorganization of MSC, transfer their shares of MSC Common Stock to Mastech prior to the closing of the IPO; (ii) transfer MSC Common Stock and Mastech Common Stock to a buyer or its designee in connection with the sale of the business of Mastech or MSC to an independent third party buyer ("Buyer") during the Restricted Period (whether such sale is effected by a sale of all or substantially all of the assets of MSC or Mastech, or by the merger of MSC or Mastech with or into a third party, or by the sale of shares of MSC or Mastech); or (iii) transfer any or all of their shares of MSC Common Stock or Mastech Common Stock to, or in trust for the benefit of, the

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Shareholder, his spouse, siblings, children or grandchildren, and any shareholder which is a trust may make distributions of such shares of stock to its settlor or beneficiaries (such a transferee being referred to herein as a "Permitted Transferee"); provided however that any transferee of any of the shares of MSC Common Stock or Mastech Common Stock shall, prior to becoming a holder thereof, join in this Agreement.

3.  Payment of Expenses.
    --------------------
          Mastech shall pay all costs and expenses in connection with this Agreement and the performance thereof.

4.  Assignment.
    -----------

          This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns; provided, however, that this Agreement may not be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

5.  Joinder by Subsequent Holders.
    ------------------------------

          No shares of Mastech Common Stock or MSC Common Stock shall be issued or transferred to any person except as permitted by this Agreement and until the prospective holders of those certain shares join in this Agreement and consent to be bound as a shareholder by the terms hereof.

6.  Governing Law.
    --------------
          The provisions of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

7.  Termination.
    ------------

          This Agreement shall terminate, and the shares of Mastech Common Stock and MSC Common Stock subject to this Agreement shall be released from the terms hereof:


          (a) Upon the sale of the business of Mastech or MSC to a Buyer during the Restricted Period (whether such sale is effected by a sale of all or substantially all of the assets of MSC or Mastech, or by the merger of MSC or Mastech with or into a third party, or by the sale of shares of MSC or Mastech).

          (b) Upon the bankruptcy, receivership or dissolution of MSC or Mastech; or

          (c)  Upon the expiration of the Restricted Period.

8.  Headings.
    ---------

          The section headings in this Agreement are inserted solely as a matter of convenience and for reference and are not a part of this Agreement.

9.  Complete Agreement and Amendment.
    ---------------------------------

          This Agreement constitutes the entire agreement between the parties hereto, and supersedes any prior agreements concerning the subject matter hereof whether written or oral. This Agreement may not be amended or modified except by a written instrument executed by all parties hereto.

10.  Execution Copies.
     -----------------

          The parties hereto may execute this Agreement in any number of counterparts, each of which, when executed and delivered, shall be original; but all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement effective this 30th day of November, 1996.


ATTEST:                                MASTECH SYSTEMS CORPORATION

/s/ Sunil Wadhwani                     By:  /s/ Ashok K. Trivedi
--------------------------------          ----------------------------------
                                       Name:
                                       Title:

ATTEST:                                MASTECH CORPORATION

/s/ Sunil Wadhwani                     By:   /s/ Ashok K. Trivedi
--------------------------------          ----------------------------------
                                       Name:
                                       Title:

WITNESS:

/s/ James J. Barnes                    /s/ Sunil Wadhwani
--------------------------------          ----------------------------------
                                              Sunil Wadhwani - Shareholder

WITNESS:

/s/ James J. Barnes                   /s/ Ashok K. Trivedi
--------------------------------          ----------------------------------
                                              Ashok K. Trivedi - Shareholder

                                   EXHIBIT I


Name                                    Number of Shares
----                                    ----------------
                                        MSC Common Stock  Mastech Common Stock
                                        ----------------  --------------------
Sunil Wadhwani Annuity Trust No. 1      9,160             9,160
Sunil Wadhwani Annuity Trust No. 2      9,160             9,160
Ashok K. Trivedi Annuity Trust No. 1    9,160             9,160
Ashok K. Trivedi Annuity Trust No. 2    9,160             9,160


                                    JOINDER


          This Joinder is executed this 30th day of November, 1996 by Sunil Wadhwani in his capacity as Trustee to the Sunil Wadhwani Annuity Trust No. 1 and the Sunil Wadhwani Annuity Trust No. 2, and Ashok K. Trivedi in his capacity as Trustee to the Ashok K. Trivedi Annuity Trust No. 1 and the Ashok K. Trivedi Annuity Trust No. 2 (hereinafter collectively referred to in their capacities as Trustees as the "GRAT Shareholders").

                                  WITNESSETH:

          WHEREAS, Sunil Wadhwani and Ashok K. Trivedi, currently the beneficial owners of all of the issued and outstanding shares of common stock of Mastech Corporation ("Mastech") and Mastech Systems Corporation ("MSC"), desire to transfer and assign to the GRAT Shareholders certain of those shares of Mastech common stock and MSC common stock standing in their respective names on the books of Mastech and MSC; and

          WHEREAS, it is a condition to such transfer and assignment that the GRAT Shareholders join in and agree to be bound by the terms of that certain Shareholders' Agreement dated November 30, 1996 by and among Mastech, MSC and Sunil Wadhwani and Ashok K. Trivedi as the individual shareholders of Mastech and MSC (the "Shareholders Agreement").

          NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the GRAT Shareholders join in and agree to be bound by the terms of the Shareholders Agreement with the same effect as if they were each an original signatory thereto.

          IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed by its duly authorized officer.

WITNESS:                                 GRAT SHAREHOLDERS:

                                         Sunil Wadhwani Annuity Trust No. 1

/s/ James J. Barnes                      By:    /s/ Sunil Wadhwani
---------------------------------------  --------------------------------------
                                            Sunil Wadhwani - Trustee

                                         Sunil Wadhwani Annuity Trust No. 2

/s/ James J. Barnes                      By:    /s/ Sunil Wadhwani
---------------------------------------  --------------------------------------
                                            Sunil Wadhwani - Trustee

                                         Ashok K. Trivedi Annuity Trust No. 1

/s/ James J. Barnes                      By:   /s/ Ashok K. Trivedi
---------------------------------------  --------------------------------------
                                            Ashok K. Trivedi - Trustee

                                         Ashok K. Trivedi Annuity Trust No. 2

/s/ James J. Barnes                      By:   /s/ Ashok K. Trivedi
---------------------------------------  --------------------------------------
                                            Ashok K. Trivedi - Trustee